UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2018

EVINE Live Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-37495	41-1673770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6740 Shady Oak Road,

Eden Prairie, Minnesota 55344-3433

(Address of principal executive offices)

(952) 943-6000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Conditions

On November 28, 2018, we issued a press release disclosing our results of operations and financial condition for the Company’s most recently completed fiscal quarter. The press release is furnished herewith as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 in this Current Report on Form 8-K, as well as Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (“Securities Act”) or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in that filing.

Item 3.02	Unregistered Sales of Equity Securities

On November 23, 2018, we entered into a restricted stock award agreement with Flageoli Classic Limited, LLC (“FCL”) granting FCL 1,500,000 restricted shares of our common stock in connection with and as consideration for entering into a vendor exclusivity agreement between our companies. The vendor exclusivity agreement grants us the exclusive right in television shopping to market, promote and sell products under the trademark of Serious Skincare, a successful skin-care brand with a loyal customer base, that is expected to launch on our television network on or about January 3, 2019. Additionally, the agreement identifies Jennifer Flavin-Stallone as the primary spokesperson for the brand on our television network.

500,000 of the restricted shares will vest on the first business day following the initial appearance of the Serious Skincare brand on our television network. The remaining restricted shares vest in equal amounts on the first and second anniversaries of the initial appearance date. This summary description of the restricted stock award agreement is qualified in its entirety by reference to the agreement, a copy of which is included as Exhibit 4.1 to this Current Report and incorporated by reference in this Section 3.02.

On November 27, 2018, we issued warrants to Fonda, Inc. for 1,500,000 shares of our common stock in connection with and as consideration for entering into a services and trademark licensing agreement between our companies. Under the agreement the parties plan to develop and market one or more lines of products, including a fitness and wellness lifestyle brand.  Additionally, the agreement identifies Jane Fonda as the primary spokesperson for the brand on our television network. The parties also plan to partner with key retailers to offer a brick & mortar version of the brand.

The warrants will vest as to 125,000 shares on the date of grant with 125,000 of the warrant shares vesting on the first, second and third anniversaries of the date of grant. Those 500,000 warrant shares have an exercise price of $1.05 per share. 1,000,000 of the warrant shares have an exercise price of $3.00 per share. These will vest in full on the date when the dollar volume-weighted average price of our common stock equals or exceeds $3.00 for 30 trading days. This summary description of the warrants is qualified in its entirety by reference to the warrants, copies of which are included as Exhibit 4.2 and Exhibit 4.3 to this Current Report and incorporated by reference in this Section 3.02.

All of the securities described in this Current Report on Form 8-K were or will be offered and sold in reliance upon exemptions from registration pursuant to Section 4(a)(2) under the Securities Act, and Rule 506 of Regulation D promulgated thereunder. The offerings were made to “accredited investors” (as defined by Rule 501 under the Securities Act).

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This document contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. This includes the anticipated date for launching Serious Skincare products on our television network, the plans to launch certain brands and products and the primary spokesperson for the brands on our television network. These statements are based on management's current expectations and accordingly are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein due to various important factors, including (but not limited to): a change in the launch date; availability of the primary spokesperson; other programming decisions by our company; seasonal variations in consumer purchasing activities; the ability to achieve the most effective product category mixes to maximize sales and margin objectives; competitive pressures on sales and sales promotions; pricing and gross sales margins; our ability to maintain acceptable commercial terms with third-party vendors and other third parties with whom we have contractual relationships, and to successfully manage key vendor and shipping relationships; our ability to respond to changes in consumer shopping patterns and preferences, and changes in technology and consumer viewing patterns; and significant events (including disasters, weather events or events attracting significant television coverage) that either cause an interruption of television coverage or that divert viewership from our programming; changes in customer viewing habits of television programming; and the risks identified under Item 1A(Risk Factors) in our most recently filed Form 10-K and any additional risk factors identified in our periodic reports since the date of such Form 10-K. More detailed information about those factors is set forth in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this announcement. We are under no obligation (and expressly disclaim any such obligation) to update or alter our forward-looking statements whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

4.1	Restricted Stock Award Agreement, dated November 23, 2018, in favor of Flageoli Classic Limited, LLC
4.2	Warrant, dated November 27, 2018, in favor of Fonda, Inc. (time vested)
4.3	Warrant, dated November 27, 2018, in favor of Fonda, Inc. (price vested)
4.4	Form of Restricted Stock Award Agreement with vendors
4.5	Form of Restricted Stock Unit Award Agreement with vendors
99.1	Press Release dated November 28, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 28, 2018	EVINE Live Inc.

	By:	/s/ Andrea M. Fike
Andrea M. Fike General Counsel